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Exhibit 32.1

          CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                     OFFICER OF SPARTA SURGICAL CORPORATION
               FORM 10-QSB FOR THE THREE MONTHS ENDED MAY 31, 2005
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002

I am the Chief Executive Officer and Chief Financial Officer of Sparta Surgical Corporation, a Delaware corporation (the "Company". I am delivering this certificate in connection with the Form 10-QSB of the Company for the three months ended May 31, 2005 and filed with the Securities and Exchange Commission ("Form 10-QSB").

Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities and Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respect, the financial condition and results of operations of the Company.


Date: June 29,2006                             /s/ Allan J. Korn
                                               ---------------------------------
                                               Allan J. Korn
                                               Chief Executive Officer
                                               Chief Financial Officer






















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